UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2021

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7047 E Greenway Pkwy, Suite 250,	Scottsdale,	Arizona	85254
(Address of principal executive offices and Zip Code)
 (408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 2, 2021, the Company effected a planned series of corporate actions pertaining to the Company’s management of its intellectual property assets (the “Internal IP Restructuring”).

Pursuant to the Internal IP Restructuring, the Company established a new subsidiary known as Viavi Solutions Licensing LLC (the “Licensing Company”). The Licensing Company will own, manage, direct, and protect Viavi’s intellectual property, including but not limited to patents, product designs, processes, manufacturing technologies, know-how, and trade secrets (“Intellectual Property”).

The Internal IP Restructuring aligns the Intellectual Property in a single entity whose focus is the development and future enhancement of intellectual property and portfolio of products and procurement of additional intellectual property through licensing and/or purchase of third-party technologies.

The Company also anticipates that the Internal IP Restructuring will allow the Company to use net operating losses that were due to expire over the next three years.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements.” Forward-looking statements can generally be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “potential,” “seek,” “should,” “think,” “will,” “would” and similar expressions, or they may use future dates. Forward-looking statements in this document include, without limitation, statements regarding the Company’s expectations as to the benefits of the Internal IP Restructuring. These forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include, among other things: risks and uncertainties associated with market conditions. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ Kevin Siebert
	Name:	Kevin Siebert
	Title:	Senior Vice President, General Counsel and Secretary

July 2, 2021